Exhibit 10.9

                                   AMENDMENT

THIS AMENDMENT is made on the 9th day of September 1997 by and between CONSERVER CORPORATION OF AMERICA, a corporation organized and existing under the laws of Delaware having a business address at 2655 LeJeune Road, Coral Gables, Florida 33134 ("CCA"), SAKHALIN GENERAL TRADING AND INVESTMENTS LIMITED, a company organized with limited liability under the laws of Cyprus whose legal office is at Doma Building, 227 Archbishop Markarios III Street, Limassol, Cyprus ("SGTI"), and SOVEREIGN GAMING AND LEISURE LIMITED, a company organized with limited liability under the laws of Cyprus whose legal office is at Doma Building, 227 Archbishop Markarios III Street, Limassol, Cyprus ("Sovereign," SGTI and Sovereign being sometimes collectively referred to herein as "Grantors").

WHEREAS, CCA and Grantors entered into an Agreement dated 12th August 1997 ("the Agreement") with respect to the transfer of equity and other interests in and to Sakhalin City Centre Limited, a closed joint stock company incorporated under the laws of the Russian Federation, and the rights to construct and operate a hotel and casino in the City of Yuzhno-Sakhalinsk from Grantors to CCA; and

WHEREAS, CCA and Grantors now wish to amend certain terms of the Agreement in writing;

NOW, THEREFORE, in consideration of the mutual understandings and agreements contained herein, the parties hereto hereby agree to amend the Agreement as follows:

1. AMENDMENTS

   CCA and the Grantors hereby agree that the date set in clause (ii) of paragraph 1(b) of the Agreement for the payment of One Million U.S. Dollars ($1,000,000) by CCA is changed from 10th September 1997 to 15th October 1997, and the date set in said clause for the payment of One Million Five Hundred Thousand U.S. Dollars by CCA is changed from 15th October 1997 to 31st October 1997.

2. AFFIRMATION AND INCORPORATION

   The parties hereto hereby ratify and affirm the Agreement in all other respects and hereby incorporate the provisions of this Amendment into the Agreement and incorporate herein by reference the provisions of paragraph 5 of the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment by their duly authorized representatives as of the date and year first above written.

                       CONSERVER CORPORATION OF AMERICA



                       BY:   /s/
                           ------------------------------------------------



                       SAKHALIN GENERAL TRADING AND INVESTMENTS LIMITED



                       BY:   /s/
                           ------------------------------------------------



                       SOVEREIGN GAMING AND LEISURE LIMITED



                       BY:   /s/
                           ------------------------------------------------



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